SUMMARY PROSPECTUS

Royce Low-Priced Stock Fund

MAY 1, 2010 R Class Symbol: RLPRX | K Class Symbol: RLPKX

Before you invest, please review the Fund’s Statutory Prospectus, dated May 1, 2010, and Statement of Additional Information, dated March 1, 2011. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund are available online at www.roycefunds.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.roycefunds.com/contact or by contacting your financial intermediary.

www.roycefunds.com

SUMMARY PROSPECTUS

Royce Low-Priced Stock Fund

MAY 1, 2010 R Class Symbol: RLPRX | K Class Symbol: RLPKX

Investment Goal
Royce Low-Priced Stock Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	R Class	K Class

Maximum sales charge (load) imposed on purchases	0.00%	0.00%

Maximum deferred sales charge	0.00%	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.14%	1.14%
Distribution (12b-1) fees	0.50%	0.25%
Other expenses	1.38%	3.36%
Acquired fund fees and expenses	0.02%	0.02%

Total annual Fund operating expenses	3.04%	4.77%

Fee waivers and/or expense reimbursements	(1.18)%	(3.16)%

Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.86%	1.61%

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the R and K Classes’ net annual operating expenses, other than acquired fund fees and expenses, at or below 1.84% and 1.59%, respectively, through April 30, 2011 and at or below 1.99% for both Classes through April 30, 2020.

Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because they include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements) remain the same.	Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	R	$189	$616	$1,069	$2,326

	K	$164	$592	$1,046	$2,306

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Royce Low-Priced Stock Fund

Principal Investment Strategy
Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the low-priced equity securities of small-cap and micro-cap companies. We define as low-priced those companies whose average cost per share in the Fund’s portfolio is less than $25. Institutional investors generally do not make very low-priced equities (those trading at $10 or less per share) an area of their focus, and they may receive only limited broker research coverage. These conditions create opportunities to find securities with what Royce believes are strong financial characteristics trading significantly below its estimate of their current worth.
         Normally, the Fund invests at least 80% of its net assets in low-priced equity securities. At least 65% of these securities will be issued by small-cap and micro-cap companies, those with market capitalizations up to $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Low-Priced Stock Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
         Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses.
        The prices of low-priced, small-cap and micro-cap securities are generally even more volatile and their markets are even less liquid than for securities with higher share prices or securities of larger-cap companies. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in higher-priced smaller companies, larger-cap companies or other asset classes. Some issuers of low-priced securities may be financially distressed or involved in bankruptcy, liquidation, reorganization or recapitalization proceedings. Specifically because of their lower prices relative to other companies, low-priced stocks may be subject to even more abrupt or erratic market movements.
         Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

        Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (R Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The R Class commenced operations on May 21, 2007, and the K Class commenced operations on May 15, 2008. Performance information prior to these dates is for Service Class shares, not offered in this Prospectus, which have substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The R Class has higher expenses than the Service Class. If R Class’s expenses had been reflected, total returns prior to May 21, 2007 for that Class would have been lower.
         The table also presents the impact of taxes on the Fund’s returns (R Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

CALENDAR YEAR TOTAL RETURNS in Percentages (%) R Class

During the period shown in the bar chart, the highest return for a calendar quarter was 27.66% (quarter ended 12/31/01) and the lowest return for a calendar quarter was -26.00% (quarter ended 12/31/08).

2 | The Royce Fund Summary Prospectus 2010

Royce Low-Priced Stock Fund (continued)

ANNUALIZED TOTAL RETURNS (12/31/09)

How to Purchase and Sell Fund Shares
The Fund’s R and K Class Shares are generally offered only through certain broker-dealers to “Retirement Plans” with accounts held on the books of the Fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary).
         You may purchase or sell Fund shares only through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary.
        The Fund is open only to existing shareholders and existing relationships. These relationships include, among others, Registered Investment Advisors with existing clients in the Fund, certain preapproved asset allocation based investment programs and certain pre-approved “Retirement Plans” offered through certain broker-dealers with accounts held on the books of the Fund through omnibus arrangements (either at the plan level or at the level of the financial intermediary).

Tax Information
The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

	1 Year	5 Year	10 Year

R Class
Return Before Taxes	53.13%	5.41%	10.70%

Return After Taxes on Distributions	53.13	4.19	9.70

Return After Taxes on Distributions and Sale of Fund Shares	34.54	4.47	9.24

K Class Return Before Taxes	53.45	5.56	10.78

Russell 2000 Index (Reflects no deductions for fees, expenses or taxes)	27.17	0.51	3.51

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. W. Whitney George, Co-Chief Investment Officer, Managing Director and Portfolio Manager of Royce, manages the Fund, assisted by James A. (Chip) Skinner III. Mr. George has managed the Fund since 2001. Mr. Skinner has served as the Fund’s assistant portfolio manager since 2004.

The Royce Fund Prospectus 2010 | 3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about the Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com/literature and by phone.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail The Royce Funds, 745 Fifth Avenue, New York, NY 10151
By telephone (800) 221-4268
Through the Internet Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com/literature. Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.